                                                                    EXHIBIT 99.4

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT
                               (this "Agreement")

                          dated as of October 10, 2002

                                     between

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2002-4
                                  (the "Trust")

                                       and

                    LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.
                              (the "Counterparty")



PART 1.  TERMINATION PROVISIONS


         (a) "SPECIFIED ENTITY" means in relation to the Counterparty for the purpose of:

                  Section 5(a)(v), none
                  Section 5(a)(vi), none
                  Section 5(a)(vii), none
                  Section 5(b), none

         and in relation to the Trust for the purpose of:

                  Section 5(a)(v), none
                  Section 5(a)(vi), none
                  Section 5(a)(vii), none
                  Section 5(b), none

         (b) [Reserved.]

         (c) All references to "POTENTIAL EVENTS OF DEFAULT" in this Agreement shall be deleted.

         (d) Events of Default.

                  (i) The following Events of Default will not apply to the Trust and the definition of "EVENT OF DEFAULT" in Section 14 is deemed to be modified accordingly:

                           Section 5(a)(ii), (Breach of Agreement)

                           Section 5(a)(iii), (Credit Support Default)
                           Section 5(a)(iv), (Misrepresentation)
                           Section 5(a)(v), (Default Under Specified
                           Transaction)
                           Section 5(a)(vi), (Cross Default)
                           Section 5(a)(vii), (Bankruptcy)

                  (ii) The following Events of Default will not apply to the Counterparty and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

                           Section 5(a)(v), (Default Under Specified
                           Transaction)
                           Section 5(a)(vi) (Cross Default)

                  (iii) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if (x) there occurs an Indenture "Event of Default" under Sections 5.1(a), (b), (c), (d), (e) or (f) of the Indenture and
         (y) after such Indenture "Event of Default", remedies are commenced with respect to the Collateral under Section 5.4(a)(iv) of the Indenture or any other sale or liquidation of the Collateral occurs under Article V of the Indenture.

                  (iv) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if any Trust Document is amended, modified or supplemented, with the consent of the holders of not less than a majority of the outstanding principal balance of the Notes and not less than a majority of the Certificate Balance, in a manner that materially and adversely affects any interest of the Counterparty without the prior written consent of the Counterparty. The procedures for amending the Trust Documents are set forth in Section 9.01 of the Trust Sale and Servicing Agreement, Article IX of the Indenture, Section 7.01 of the Pooling and Servicing Agreement, Section 13 of the Administration Agreement, Article VIII of the Trust Agreement and Section 8 of the Custodian Agreement.

         (e) Termination Events.


                  (i) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to the Counterparty or the Trust.

                  (ii) Pursuant to Section 5(b)(v), each party agrees that each of the following events shall constitute an Additional Termination Event (in which case all Transactions shall be Affected Transactions and the Counterparty shall be the Affected Party):

                  (1) Downgrade. The Counterparty ceases to maintain a Single A Quality financial program, counterparty or similar rating from both of the Relevant Rating Agencies;

                  (2) Failure To Deliver Collateral. The occurrence of an Event of Default under the ISDA Master Agreement dated July 16, 1998 between the Counterparty and LBSF (the "Offsetting Transaction Master Agreement") as a result of LBSF's failure to deliver, or procure delivery of, collateral to the Counterparty in the amounts and within the time required (subject to any applicable cure period) thereunder and under the terms of any applicable Credit Support Document, as such may be amended from time to time without the consent of, or notice to, the Trust, provided such amendments are consistent with the requirements of the Counterparty's financial program as represented to the Relevant Rating Agencies and do not adversely affect the ability of the Counterparty to perform its obligations hereunder;

                  (3) Bankruptcy. Holdings or LBSF: (A) is dissolved (other than pursuant to a consolidation, amalgamation or merger in which the surviving entity has assumed its obligations under the Offsetting Transaction Master Agreement or any applicable Credit Support Document);
                           (B) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (C) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (D) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (x) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (y) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (E) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (F) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (G) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                           (H) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (A) through (G) inclusive; or (I) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; and

                  (4) Capital Requirement. The Counterparty shall fail to maintain capital in the amount required by its financial program as represented to the Relevant Rating Agencies.

         (f) Early Termination.

                  (i) In the event that the Counterparty fails to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by the Counterparty, the Trust shall immediately notify General Motors Acceptance Corporation ("GMAC") of such failure to pay or deliver.

                  (ii) Notwithstanding any other provision to the contrary in this Agreement, upon (A) the occurrence of a Designated Event (as defined in the Contingent Assignment Agreement among the Trust, the Counterparty, LBSF and GMAC, dated as of October 10, 2002 (the "CONTINGENT ASSIGNMENT AGREEMENT"), GMAC shall accede to rights and obligations equivalent to those set out herein in accordance with the terms of the Fallback Swap Agreement (as defined in the Contingent Assignment Agreement). If such a Designated Event has occurred, then upon (A) the effectiveness of the Fallback Swap Agreement (as defined in the Contingent Assignment Agreement) and (B) the payment by GMAC in a timely fashion of all Delinquent Payments (as defined in the Contingent Assignment Agreement), if any, (x) the Event of Default or Termination Event, if any, constituting such Designated Event shall be deemed to be cured on and as of the date of assignment and (y) no Early Termination Date may be designated as a result of such Designated Event. Subject to Section 2.01(a) and Section 2.01(b) of the Contingent Assignment Agreement, as of the Assignment Date (as defined in the Contingent Assignment Agreement) the Counterparty shall have no further liability hereunder (including in respect of rights, liabilities and duties accrued prior to the Assignment Date). Furthermore, any and all collateral posted by the Counterparty shall be returned to it within three Business Days of the Assignment Date and the Credit Support Document of the Counterparty's Credit Support Provider and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate as of the Assignment Date.

                  (iii) Effect of Market Disruption Event.

                  (1) In the event that a Market Disruption Event exists on any Early Termination Date, such date shall not be an Early Termination Date for any outstanding Transaction. In such event, the Non-defaulting Party or the party which is not the Affected Party (the "NON-AFFECTED PARTY") shall notify the Defaulting Party or the Affected Party and the earlier to occur of (i) the next succeeding Local Business Day on which a Market Disruption Event does not exist and
                           (ii) the eighth Local Business Day following the day on which notice of the occurrence of a Event of Default or a Termination Event was given shall be considered the Early Termination Date for all outstanding Transactions and a Settlement Amount shall be obtained for that Early Termination Date in accordance with the terms set forth in Section 6(e) of this Agreement. As used herein, "Market Disruption Event" means any of the following events, the existence of which shall be determined by the Non-defaulting or the Non-affected Party in good faith: (i) any suspension or material limitation of trading (excluding daily settlement limits in the normal course of trading) on the New York Stock Exchange, London Stock Exchange or other recognized stock exchange the effect of which on financial markets makes it impracticable or inadvisable to proceed with the determination of the Settlement Amount, (ii) the declaration of a banking moratorium by the Bank of England, United States federal authorities, New York State or other recognized international, national or regional banking authority authorities to the effect of which on financial markets makes it impracticable or inadvisable to proceed with the determination of the Settlement Amount, (iii) the occurrence of any outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war the effect of which on financial markets makes it impracticable or inadvisable to proceed with the determination of the Settlement Amount, or (iv) the occurrence of any other calamity or crisis or any other event the effect of which makes it impracticable or inadvisable to proceed with the determination of such Settlement Amounts on such Early Termination Date.

                  (2) If on an Early Termination Date as to which there is no Market Disruption Event, there are conditions in a local market that, in the reasonable judgment of the Non-defaulting Party or the Non-affected party, would materially impede its ability to determine the Market Quotation for certain Transactions in that market (a "Local Market Disruption Event"), the Non-defaulting Party or the Non-affected Party shall notify the other party of those conditions no later than one hour prior to the scheduled time for determining the Market Quotation for such affected Transactions on that date. Upon receipt of such notice, the other party shall have the right to delay the Early Termination Date for the affected Transactions (without affecting the Early Termination Date for any other Transactions under this Agreement) by notifying the Non-defaulting Party or the Non-affected Party in writing within one hour of its election to exercise that right. In such event, the Early Termination Date for each such affected Transaction shall be the next day on which the Counterparty and the Trust agree that the Local Market Disruption Event ceases to exist, but in any case not later than the due date for Settlement Amount payments with respect to unaffected Transactions as provided in Section 6(e) of this Agreement. Market Quotations so obtained for any affected Transaction shall be included in the calculation of the Settlement Amount to paid as provided in Section 6(e) of this Agreement. No delay in the Early Termination Date for any affected Transaction as provided above shall affect the days on which payments would otherwise be required to be made pursuant to Section 6(e) of this Agreement had no such delay occurred, it being understood, however, that interest shall begin to accrue pursuant to such paragraph with respect to any such affected Transaction only from (and including) the delayed Early Termination Date.

                  (iv) Section 6(b) is hereby amended by deleting the heading to such section and replacing it with the following words: "Early Termination Following Termination Event."

                  (v) Section 6(b)(ii) is hereby deleted and the following shall be inserted in its place:

                  "(1) If an Illegality, a Tax Event or a Tax Event Upon Merger occurs, if the Counterparty is the Affected Party it will, and if the Trust is the Affected Party it may request the Counterparty to (and the Counterparty upon notice thereof will), use its best efforts (provided that using its best efforts will not require the Counterparty to incur any loss, excluding immaterial, incidental expenses) to transfer prior to the 20th day following the occurrence of such event (the "TRANSFER CUT-OFF DATE"), all of its rights and obligations under this Agreement in respect of Affected Transactions to another of its offices or affiliates or third party so that such Termination Event ceases to exist.

                  If the Counterparty is not able to make such a transfer it will give notice to the Trust to that effect prior to the Transfer Cut-Off Date.

                  Any such transfer under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the Trust, which consent will not be withheld if the Trust's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed and may not be refused if it is pursuant to the Contingent Assignment Agreement.

                  (2) No transfer or substitution pursuant to this Section 6(b)(ii) shall occur if (x) then the current ratings of the Class A Notes by Moody's Investors Service ("MOODY'S") or Standard & Poor's Rating Services ("S&P") would be reduced or adversely affected or (y) the position of the Trust would otherwise materially be prejudiced under this Agreement or any Confirmation (it being understood that it shall be the responsibility of the Trust to verify such matters prior to the occurrence of such transfer or substitution)"

                  (vi) Section 6(b)(iii) shall hereby be amended by replacing the words "within 30 days" with the words "by the Transfer Cut-Off Date (as defined above)."

                  (vii) Section 6(b)(iv) is hereby deleted and the following shall be inserted in its place:

                  "Early Termination.

                  If a Termination Event has occurred and a transfer under
                  Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions by the Transfer Cut-Off Date, an Early Termination Date in respect of all outstanding Swap Transactions will occur immediately."

         (g) Payments on Early Termination.

                  (i) "Market Quotation" and "Second Method" will apply for purposes of Section 6(e). For purposes of determining the Settlement Amount pursuant of Section 6(e), the "Market Quotation" (which may be positive or negative) for each Terminated Transactions shall be the amount, determined by the Non-defaulting Party or the Non-affected Party, as the case may be, on the basis of quotations from Reference Market-makers, that is the mid-market value of a Transaction identical to the Transaction evidenced by the relevant Primary Confirmation except that the initial Notional Amount of such Transaction shall be the aggregate principal amount of the Reference Notes then outstanding and such Notional Amount shall be amortized at the same rate as the amounts set forth in the column titled "Scheduled Principal Balance" in Exhibit B to the related Back-to-Back Confirmation. If more than three quotations are provided, the Market Quotation shall be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded.

                  (ii) The Trust will be obligated to pay interest to the Counterparty on any amounts due and unpaid under Section 6(e) at a rate equal to the USD Floating Rate Option under the Confirmation.

         (h) "TERMINATION CURRENCY" means United States Dollars.

PART 2.  TAX REPRESENTATIONS

         (a) Payer Tax Representations. For the purpose of Section 3(e), each of the Counterparty and the Trust makes the following representation:

                  It is not required by any applicable law, as modified by the practice of any Relevant Jurisdiction, to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (b) Payee Tax Representations.

                  (i) Trust Representation. For the purpose of Section 3(f) of this Agreement, the Trust makes the following representations:

                  It is a business trust organized or formed under the laws of the State of Delaware.

                  It is (A) a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or (B) wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.

                  (ii) Trust and Counterparty Representation. For the purpose of
         Section 3(f) of this Agreement, the Trust and the Counterparty each makes the following representations:

                  The Trust and the Counterparty each represent to the other that, in respect of each Specified Transaction which it enters into through an Office or discretionary agent in the United States of America ("U.S."), each payment received or to be received by it under that Specified Transaction will be effectively connected with its conduct of a trade or business in the U.S.

PART 3.       AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

         (a) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER
DOCUMENT                               FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE DELIVERED
--------------------------        -------------------------------------  ------------------------------------
Counterparty and Trust            Any document  required or  reasonably  Promptly  upon  the  earlier  of  (i)
                                  requested  to allow the  other  party  reasonable  demand by the other party
                                  to   make    payments    under   this  and  (ii)  learning  that the form or
                                  Agreement  without any  deduction  or  document is required.
                                  withholding  for or on account of any
                                  Tax  or  with   such   deduction   or
                                  withholding at a reduced rate.


         (b) Other documents to be delivered are:

PARTY REQUIRED TO DELIVER                                     DATE BY WHICH TO BE          COVERED BY SECTION 3(D)
DOCUMENT                       FORM/DOCUMENT/CERTIFICATE      DELIVERED                    REPRESENTATION
---------------------------    -----------------------------  ---------------------------  -----------------------
Counterparty and Trust         Certificate      or     other  At  or  promptly  following             Yes
                               documents    evidencing   the  the   execution   of   this
                               authority  of  the  party  to  Agreement,    and,   if   a
                               enter  into  this   Agreement  Confirmation   so  requires
                               and  the  persons  acting  on  it, on or  before  the date
                               behalf of such party.          set forth therein.

Counterparty and Trust         A legal opinion,  in the form  At  or  promptly  following              No
                               reasonably  acceptable to the  the   execution   of   this
                               other party.                   Agreement.

Trust                          The Trust Sale and Servicing   At or promptly following                 Yes
                               Agreement and all other        the execution of this
                               documents to be executed by    Agreement.
                               the  Trust  as   contemplated
                               thereby.


PART 4.       MISCELLANEOUS

         (a) Addresses for Notices. For purpose of Section 12(a):

                  (i) Address for notices or communications to the Trust:

                      Address:             Deutsche Bank Trust Company Americas
                                           60 Wall Street
                                           New York, New York 10005
                      Attention:           Corporate Trust & Agency Services -
                                                Structured Finance Services
                      Facsimile No.:       (212) 250-2500
                      Telephone No.:       (212) 250-6431




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

                      with a copy to:

                      Address:             Deutsche Bank Trust Company Americas
                                           c/o DB Services New Jersey Inc.
                                           100 Plaza One, MSJ CY03-0606
                                           Jersey City, NJ  07331
                      Attention:           Corporate Trust & Agency Services -
                                                Structured Finance Services


                      with a copy to:

                      Address:             GMAC
                                           200 Renaissance Center
                                           12th Floor
                                           Detroit, Michigan  48265
                      Attention:           Director -- Securitization and Cash
                                           Management
                      Facsimile No.:       (313) 665-6351
                      Telephone No.:       (313) 665-6274

                  (ii) Address for notices or communications to the
         Counterparty:

                                           Lehman Brothers Derivative
                                           Products Inc.
                                           C/o Lehman Brothers Inc.
                      Address:             745 Seventh Ave, 28th Floor
                                           New York City, New York 10019
                      Attention:           Documentation Manager
                      Facsimile No.:       (212) 526-7672
                      Telephone No.:       (212) 526-7187

         (b) Notices. Section 12(a)(iv) of this Agreement shall be deleted in its entirety and replaced with the following:

                  "(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted, provided, however, it is understood that, if feasible, a party shall first attempt to send notice by overnight couriers, telex or facsimile before attempting to send notice by certified or registered mail; or,"

         (c) Process Agent. For the purpose of Section 13(c) of this Agreement:

                  The Counterparty appoints as its Process Agent:  Not
                  Applicable.

                  The Trust appoints as its Process Agent:  Not Applicable.

         (d) Multibranch Party. For the purpose of Section 10:

                  The Counterparty is not a Multibranch Party.

                  The Trust is not a Multibranch Party.

         (e) "CALCULATION AGENT" means, unless otherwise designated by a Confirmation for a particular Swap Transaction, GMAC. All calculations by the Calculation Agent shall be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. All such calculations shall be final and binding upon the Counterparty and the Trust absent manifest error. Upon the request of the Counterparty, the Trust shall provide the Counterparty with such information as is reasonably necessary to enable the Counterparty to confirm the accuracy of such calculations.

         (f) Credit Support Provider. Details of any Credit Support Provider:

                  The Counterparty: Not applicable; provided, that from and after the substitution of LBSF for the Counterparty hereunder pursuant to Part 5(m) of this Schedule, the Credit Support Provider in relation to the Counterparty shall be Holdings.

                  The Trust: Not applicable.

         (g) Credit Support Document. Details of any Credit Support Document

                  The Counterparty: Not applicable; provided, that from and after the substitution of LBSF for the Counterparty hereunder pursuant to Part 5(m) of this Schedule, the Credit Support Document applicable in the case of the Counterparty shall be a guarantee of Holdings substantially in the form of Exhibit A to this Schedule.

                  The Trust:  Not applicable.

         (h) GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND EACH CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE BUT WITHOUT PREJUDICE TO THE PROVISIONS OF SECTION 5-1401 OF ITS GENERAL OBLIGATIONS LAW.

         (i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement.

         (j) Netting of Payments. Section 2(c)(ii) will apply to any amounts payable with respect to Swap Transactions from the date of this Agreement.

PART 5.       OTHER PROVISIONS

         (a) ISDA Definitions: Except as otherwise defined in this Schedule or a Confirmation, this Agreement and each Swap Transaction are subject to the 2000 ISDA

Definitions (as published by the International Swaps and Derivatives Association, Inc., the "DEFINITIONS"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendments to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in, and shall be deemed a part of, this Agreement and each Confirmation, as if set forth in full in this Agreement or that Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Swap Transaction.

         (b) Other Swaps. The Trust agrees that it has not and will not enter into any other swap transactions after the date hereof which provide for payments upon termination that are senior to or pari passu with any payment due under any Confirmation.

         (c) Litigation Representation. Each instance of the words "or any of its Affiliates" shall be deleted from Section 3(c).

         (d) Gross-Up; Liability. The Counterparty agrees that the Trust will not in any circumstance be required to pay additional amounts in respect of any Indemnifiable Tax pursuant to Section 2(d)(i)(4) of this Agreement.

         (e) Transfer. Section 7 is hereby amended by adding the following provision: "provided however, that, the Counterparty may make such a transfer to another of its affiliates, offices, or branches, on ten Business Days' prior written notice to the Trust, provided that:

                  (i) the Counterparty delivers an opinion of independent counsel of recognized standing, in form and substance reasonably satisfactory to the Indenture Trustee and the Servicer, confirming that as of the date of such transfer the transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement; and

                  (ii) such transfer will not cause the occurrence of an Event of Default or a Termination Event under this Agreement.

                  Notwithstanding the foregoing, prior written notice of transfer shall not be required with respect to a transfer under Section 6(b)(ii).

         (f) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

                  (g) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as that term is defined in Section 1a(12) of the Commodity Exchange Act, as amended by the Commodity Futures Modernization Act of 2000, and it has entered into this Agreement and it is entering into the Transaction in connection with its line of business (including financial intermediation services) or the financing of its business; and the material terms of this Agreement and the Transaction have been individually tailored and negotiated.

         (g) Amendments. Section 9(b) of this Agreement is hereby amended by adding the following:

                  ; provided, however, that no such amendments, modifications or waivers shall be effective until such time as the Trust has obtained the written affirmation of each of S&P and Moody's, who are then rating any securities issued by the Trust that such amendments, modifications or waivers shall not adversely affect the then-current ratings of the Class A Notes .

         (h) Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

         (i) Capitalized Terms. Each capitalized term used in this Agreement and not defined in this Agreement, the Confirmation or the Definitions shall have the meaning given such term in Appendix A to the Trust Sale and Servicing Agreement, dated as of October __, 2002, among GMAC, as Servicer, Capital Auto Receivables, Inc., as Seller, and Capital Auto Receivables Asset Trust 2002-4 as Issuer (as amended, modified or supplemented from time to time in accordance with its terms). To the extent that a capitalized term in this Agreement is defined by reference to a related definition contained in the Trust Sale and Servicing Agreement, the Indenture, the Pooling and Servicing Agreement, the Swap Counterparty Rights Agreement, the Administration Agreement, the Trust Agreement and the Custodian Agreement (the "TRUST DOCUMENTS"), for purposes of this Agreement only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

         (j) No Set-Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaims.

         (k) Liability to Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust or the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

         (l) Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in the Agreement shall not in any way be affected or impaired. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable, the parties will negotiate in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions which will, as nearly as possible, give the originally intended legal and economic effect of the invalid, illegal or unenforceable provisions.

         (m) Credit Assignment Event.

                  (i) A "Credit Assignment Event" shall occur if at any time during the term of this Agreement, the Trust ceases to maintain the Minimum Rating Requirement (as defined below) from both Moody's and S&P. Following the occurrence of a Credit Assignment Event, notwithstanding anything to the contrary in Section 7, the rights and obligations of the Counterparty under this Agreement and all Transactions hereunder shall automatically, and without any further action by any party, be deemed to have been assigned and delegated to LBSF, effective on the third Business Day following notification by the Counterparty to the Trust of such assignment and the Trust expressly and irrevocably consents to such assignment and assumption. As of and from the effective date of such assignment, LBSF shall succeed to all rights and obligations of the Counterparty under this Agreement and all Transactions hereunder.

                  (ii) "Minimum Rating Requirement" means (A) with respect to Moody's, a long-term senior unsecured debt rating, counterparty rating, or long-term deposit-paying rating of at least A2 or a financial strength rating of at least A2 (or, in the event that Moody's does not provide the long-term or other types of ratings referred to above with respect to the Trust, a commercial paper or short-term rating of at least P-2); and (B) with respect to S&P, a long-term senior unsecured debt rating, counterparty rating, financial program rating or certificate of deposit rating of at least A or a financial strength rating of at least A (or, in the event that S&P does not provide the long-term or other types of ratings referred to above with respect to the Trust or the Trust's Credit Support Provider, a commercial paper rating or short-term rating of A-2).

                  (iii) The Counterparty represents that it has provided separate consideration to LBSF for the right to assign this Agreement and the Transactions hereunder to LBSF pursuant to clause (i), and the Trust shall not owe the Counterparty, nor shall the Counterparty owe the Trust, any termination or other payment directly as a result of such assignment.

                  (iv) Notwithstanding the foregoing, the assignment provisions of this paragraph shall not take effect if, at the time such assignment would be required, the Trust shall have satisfied in full all of its payment obligations under Section 2(a) of this Agreement and shall at such time have no future payment obligations, whether absolute or contingent, under such Section.

                  (v) Upon an assignment pursuant to this Part 5(m)(i), Part 1(e)(ii) of this Schedule shall be given no further effect.

         (n) Commencement of Voluntary Bankruptcy. So long as the Counterparty is solvent, the Counterparty shall not (i) admit in writing its inability generally to pay its debts as they become due; (ii) make a general assignment, arrangement or composition with or for the benefit of its creditors; (iii) institute a proceeding seeking a judgment of insolvency or bankruptcy or any other relief in respect of the Counterparty under any bankruptcy or insolvency law or other similar law affecting creditors' rights; (iv) pass a resolution for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); or (v) seek the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets.

         (o) No Capital Contribution to the Counterparty. The Counterparty, Holdings and LBSF have each acknowledged to and agreed with each other, and have informed the Trust, that none of Holdings, LBSF and other Affiliates of the Counterparty will contribute capital to the Counterparty. The Trust represents and warrants to the Counterparty that in executing and delivering this Agreement, and performing its obligations hereunder, the Trust is relying on the credit of the Counterparty alone, and not on the credit of any other entity that may be affiliated with the Counterparty, except for those of LBSF and Holdings in the event a Credit Assignment Event occurs and the Counterparty assigns its rights and obligations under this Agreement and all transactions hereunder to LBSF.

         (p) Pledge of Swap Payment Rights and Other Property by the Counterparty. The Counterparty has pledged its rights to receive payments under this Agreement and under certain other swap agreements entered into or to be entered into by the Counterparty ("Other Swap Agreements"), and has pledged or will pledge certain other property for the benefit of the Trust and the counterparties under such Other Swap Agreements, ratably to secure the Counterparty's obligations to make certain payments to the Trust and such counterparties under this Agreement and the Other Swap Agreements.

         (q) Additional Definitions. As used in this Schedule, the following terms shall have the following meanings:

                  (i) "Back-to-Back Confirmations" means the (i) Confirmation of Back-to-Back Swap Transaction relating to the Class A-2a Notes and (ii) Confirmation of Back-to-Back Swap relating to the Class A-3 Notes, in each case, between GMAC and LBSF, which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto), dated as of September 22, 1999, between GMAC and LBSF.

                  (ii) "Holdings" means Lehman Brothers Holdings Inc.

                  (iii) "LBSF" means Lehman Brothers Special Financing Inc.

                  (iv) "Primary Confirmations" means the (i) Confirmation of Primary Swap Transaction relating to the Class A-2a Notes and (ii) Confirmation of Primary Swap Transaction relating to the Class A-3 Notes, in each case, between the Primary Swap Counterparty and the Trust, which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto), dated as of October 10, 2002, between the Counterparty and the Trust.

                  (v) "Reference Notes" has the same meaning assigned to such term in the relevant Back-to-Back Confirmation.

                  (vi) "Relevant Rating Agencies" means, S&P and Moody's, or such of them as then assigns a financial program, counterparty or similar rating to the Counterparty at the Counterparty's request, or any other nationally recognized rating agency then rating the Counterparty at the Counterparty's request (each, individually, a Relevant Rating Agency).

                  (vii) "Single A Quality" means, in the case of S&P, A, in the case of Moody's, A, in the case of Fitch IBCA, Inc., A, and, in the case of any other Relevant Rating Agency, a designation of similar quality.

                                     * * * *

         IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                     CAPITAL AUTO RECEIVABLES ASSET TRUST 2002-4

                     By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee

                     By:      _________________________________________________
                     Name:    Man Wing Li
                     Title:   Attorney-In-Fact


                     LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

                     By:      _________________________________________________
                     Name:    _________________________________________________
                     Title:   _________________________________________________